                                 AMENDMENT NO. 3

                                       TO

                      THIRD AMENDED AND RESTATED REVOLVING
                          CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 3 (the "Amendment") is entered into as of December 8, 2000, by and among WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation ("Radnor"), Radnor Delaware, Inc., StyroChem Delaware, Inc. and WinCup Texas, Ltd. (collectively, the "U.S. Borrowers"), StyroChem Europe (the Netherlands) B.V., StyroChem Finland Oy, ThermiSol Denmark A/S, ThermiSol Sweden AB and ThermiSol Finland Oy (collectively, the "European Borrowers", and together with the U.S. Borrowers, the "Borrowers"), Bank of America, N.A. ("Bank of America") and each of the other financial institutions which are or become parties hereto (collectively, the "Lenders") and Bank of America, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

     The Borrowers, the Lenders and the Agent are parties to a Third Amended and Restated Revolving Credit and Security Agreement dated as of December 29, 1999 (as amended by Amendment No. 1 to Third Amended and Restated Revolving Credit and Security Agreement dated as of March 13, 2000 and Amendment No. 2 to Third Amended and Restated Revolving Credit and Security Agreement dated as of May 16, 2000, and as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders provide the Borrowers with certain financial accommodations.

     The Borrowers have requested certain modifications to the Loan Agreement. Such modifications require the consent of the Required Lenders (as defined in the Loan Agreement). The Required Lenders have consented to the requested modifications on the terms and conditions hereafter set forth.

     NOW THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by any Lender and the Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

     1. Definitions. All capitalized terms not otherwise defined herein shall
        -----------
have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions
        ---------------------------
precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

        (a) Section 1.2 of the Loan Agreement is hereby amended by amending the following defined term in its entirety as follows:

            "Maximum European Loan Amount" shall mean $12,000,000.
             ----------------------------

        (b) Section 1.2 of the Loan Agreement is hereby amended by amending the following defined term in its entirety as follows:

            "Maximum U.S. Loan Amount" shall mean $38,000,000.
             ------------------------

        (c) The $15,000,000 limit set forth in Section 2.1(a)(ii)(x) of the Loan Agreement is hereby increased to $18,000,000.

        (d) The Maximum Ratio of Funded Indebtedness to EBITDA set forth in
Section 6.10 of the Loan Agreement is hereby amended as follows:

                                                   Maximum Ratio of
                   Period                   Funded Indebtedness to EBITDA
                   ------                   -----------------------------
       3/31/2000 through 3/31/2001                   6.00 to 1.0
       6/30/2001 through 9/30/2001                   5.25 to 1.0
       12/31/2001 and thereafter                     4.00 to 1.0

        (e) The Capital Expenditure limits set forth in Section 7.6 of the Loan Agreement are hereby amended for the following periods as follows:

                   Fiscal Year Ended                 Amount
                   -----------------                 ------
                       12-31-00                   $14,500,000
                       12-31-01                   $15,500,000
                       12-31-02                   $15,500,000

     3. Conditions of Effectiveness. This Amendment shall become effective upon
        ---------------------------
satisfaction of the following conditions precedent:

        (a) the receipt by the Agent, on behalf of the Lenders, of four (4) copies of this Amendment executed by the Borrowers and the Required Lenders.

        (b) Authority Documents. The Agent shall have received the following:
            -------------------

            (i) Secretary's Certificate. A certificate of the secretary of each
                -----------------------
        of the Borrowers certifying that (x) the articles of incorporation or other charter documents, as applicable, of each Borrower delivered to the Agent in connection with the closing of the Loan Agreement are still true and complete as of the date hereof and have not been amended, modified or rescinded since such date of delivery and (y) the bylaws of each Borrower delivered in connection with the closing of the Loan Agreement are still true and correct and in force and effect as of the date hereof and have not been amended, modified or rescinded since such date of delivery.

            (ii) Resolutions. Copies of resolutions of the board of directors of
                 -----------
        each Borrower approving and adopting the Amendment, the transactions contemplated therein, including the increase of the Maximum European Loan Amount and the Maximum U.S. Loan Amount hereunder, and authorizing execution and delivery thereof, certified by an officer of such Borrower as of the date hereof to be true and correct and in force and effect as of such date.

             (iii) Good Standing. Copies of certificates of good standing,
                   -------------
        existence or its equivalent with respect to the each U.S. Borrower certified as of a recent date by the appropriate governmental authorities of the state of incorporation of each U.S. Borrower.

        (c) the Agent shall have received opinions of Carrie Williamson, General Counsel of Radnor Chemical Corporation and Duane, Morris & Heckscher LLP, acting as counsel to each of the Borrowers, in form and substance satisfactory to the Agent;

        (d) Fees. The Borrowers shall have paid all fees and expenses due and
            ----
payable to the Agent and the Lenders.

     4. Representations and Warranties. Each of the Borrowers hereby represents
        ------------------------------
and warrants as follows:

        (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

        (b) This Amendment has been duly executed and delivered by such Borrower and constitutes such Borrower's legal, valid and binding obligation, enforceable in accordance with its terms.

        (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment.

        (d) The representations and warranties of the Borrowers set forth in the Loan Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all provisions of the Loan Agreement and the Other Documents, except as amended hereby, are in full force and effect.

        (e) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

        (f) Such Borrower has no defenses, counterclaims or offsets with respect to the Loan Agreement and its performance of its obligations thereunder, or if such Borrower has any such defenses, claims, counterclaims or offsets to the Loan Agreement or the Other Documents or any transaction related to the Loan Agreement or the Other Documents, the same are hereby waived, relinquished and released in consideration of the Required Lender's execution and delivery of this Amendment.

     5. Effect on the Loan Agreement.
        ----------------------------

        (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby. The Other Documents, now or hereafter executed and delivered pursuant to the terms of the Loan Agreement are hereby amended so that any reference to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

        (b) Except as specifically amended herein, the Loan Agreement and the Other Documents, now or hereafter executed and delivered pursuant to the terms of the Loan Agreement, shall remain in full force and effect, and are hereby ratified and confirmed.

        (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent, nor constitute a waiver of any provision of the Loan Agreement or the Other Documents executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the
        -------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for
        --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts, Telecopied Signatures. This Amendment may be executed in
        -----------------------------------
any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     9. Expenses. Each of the Borrowers, jointly and severally, agrees to pay
        --------
all reasonable costs and expenses incurred in connection with the negotiation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     10. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS
         --------
EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


                  [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


U.S. BORROWERS:                 WINCUP HOLDINGS, INC.


                                By:
                                   ---------------------------------------------


                                RADNOR CHEMICAL CORPORATION


                                By:
                                   ---------------------------------------------



                                STYROCHEM U.S., LTD.
                                By its general partner, StyroChem GP, L.L.C.
                                By its sole member, Radnor Chemical Corporation


                                By:
                                   ---------------------------------------------


                                RADNOR HOLDINGS CORPORATION


                                By:
                                   ---------------------------------------------


                                RADNOR DELAWARE, INC.


                                By:
                                   ---------------------------------------------


                                STYROCHEM DELAWARE, INC.


                                By:
                                   ---------------------------------------------

                                WINCUP TEXAS, LTD.
                                By its general partner, WinCup GP,
                                L.L.C. By its sole member WinCup
                                Holdings, Inc.

                                By:
                                   ---------------------------------------------


EUROPEAN BORROWERS:             STYROCHEM EUROPE (THE NETHERLANDS) B.V.


                                By:
                                   ---------------------------------------------


                                STYROCHEM FINLAND OY


                                By:
                                   ---------------------------------------------


                                THERMISOL DENMARK A/S


                                By:
                                   ---------------------------------------------

                                THERMISOL SWEDEN AB


                                By:
                                   ---------------------------------------------


                                THERMISOL FINLAND OY.


                                By:
                                   ---------------------------------------------


AGENT AND LENDERS:              BANK OF AMERICA, N.A.
                                as Agent and a Lender


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                FIRST UNION NATIONAL BANK,
                                as a Lender


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------